UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
June 27, 2008

CHINACAST EDUCATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	000-50550 (Commission File Number)	20-0178991 (IRS Employer Identification No.)
25Fl. Qiang Sheng Mansion
No. 145 Pu Jian Road,
Pudong District
Shanghai, 211217, PRC
(Address of Principal Executive Offices and zip code)
(86 21) 6864 4666
(Registrant’s telephone
number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1 Letter Agreement, dated June 27, 2008, by and among ChinaCast Education Corporation, and Fir Tree Value Master Fund, L.P. and Fir Tree capital Opportunity Master Fund, L.P.
EX-10.2 Letter Agreement, dated June 27, 2008, by and among ChinaCast Education Corporation, and Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates Inc.Defined Benefit Pension Plan
EX-99.1 Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On June 27, 2008, ChinaCast Education Corporation (the “Company”), a Delaware corporation, entered into agreements with Fir Tree Value Master Fund, L.P. and Fir Tree Capital Opportunity Master Fund, L.P. (collectively, “Fir Tree”) and Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates Inc. Defined Benefit Pension Plan (collectively, “Sherleigh) (Fir Tree and Sherleigh, collectively, the “Warrantholders”) whereby the Company agreed to reduce the exercise price of the warrants to purchase shares of the Company“s common stock (the “Warrants”) held by Fir Tree and Sherleigh from $5.00 per share to $4.25 per share. In connection with the reduction in the price of the Warrants, on June 30, 2008, Fir Tree exercised in full an aggregate of 3,007,200 Warrants and Sherleigh exercised in full an aggregate of 411,882 Warrants. Upon exercise the Company received approximately $14.5 million.
Item 3.02 Unregistered Sales of Equity Securities.
     As additional consideration for the Warrantholders exercising the Warrants in full as well as for the value of the Warrants, on June 30, 2008 the Company issued 459,925 restricted shares of common stock of the Company to Fir Tree and 62,994 restricted shares of common stock of the Company to Sherleigh. All securities were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 8.01 Other Events.
     On July 3, 2008 the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated June 27, 2008, by and among ChinaCast Education Corporation, and Fir Tree Value Master Fund, L.P. and Fir Tree capital Opportunity Master Fund, L.P.

10.2	Letter Agreement, dated June 27, 2008, by and among ChinaCast Education Corporation, and Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates Inc. Defined Benefit Pension Plan

99.1	Press Release, dated July 3, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION
Date: July 3, 2008	By:	/s/ Antonio Sena
		Name:	Antonio Sena
		Title:	Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated June 27, 2008, by and among ChinaCast Education Corporation, and Fir Tree Value Master Fund, L.P. and Fir Tree capital Opportunity Master Fund, L.P.

10.2	Letter Agreement, dated June 27, 2008, by and among ChinaCast Education Corporation, and Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates Inc. Defined Benefit Pension Plan

99.1	Press Release, dated July 3, 2008

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